Segment Reporting	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
Segment Reporting

Note 5 — Segment Reporting

Operating segments are defined as components of an enterprise for which discrete financial information is available that is evaluated regularly by the chief operating decision maker (CODM) for purposes of allocating resources and evaluating financial performance. The Company’s CODM is the chief financial officer who reviews financial information presented at the subsidiary level for purposes of allocating resources and evaluating financial performance. As such, the Company’s operations constitute two (2) operating segments and two (2) reportable segments.

The following table reflects the results of continuing operations of the company’s segments consistent with the management and measurement system utilized within the company. Performance measurement is primarily based on revenue and gross profit. These results are used, in part, by the chief operating decision maker, both in evaluating the performance of, and in allocating resources to, each of the segments. The CODM does not evaluate performance or allocate resources based on segment asset data, and therefore such information is not included.

The following table provides a summary of the revenues, and cost of revenues from continuing operations for our subsidiary segments for the year ended December 31, 2021 (in thousands):

	TTM Digital	Sysorex Government Services	Consolidated
Revenues
Products Revenue	$-	$6,516	$6,516
Services Revenue	-	1,756	1,756
Mining Income	4,394	-	4,394
Total Revenues	$4,394	$8,272	$12,666

Costs of Revenues
Product Cost of Revenue	$-	$6,036	$6,036
Services Cost of Revenue	-	868	868
Mining Cost of Revenue	457	-	457
Other Operating Expenses	13,276	4,568	17,844
Operating Income (Loss)	$(9,339)	$(3,200)	$(12,539)
Total Segment Assets	$10,271	$8,940	$19,211